Exhibit 99.9

LETTER OF TRANSMITTAL

OFFER TO EXCHANGE SHARES OF

SERIES C NON-CONVERTIBLE REDEEMABLE PREFERRED STOCK

OF

ENZON PHARMACEUTICALS, INC.

for

Shares of Common Stock of Enzon Pharmaceuticals, Inc.

(subject to the terms and conditions described in the prospectus/consent solicitation/offer to exchange and this letter of transmittal)

The Depositary and Exchange Agent for the offer is:

If delivering by mail: Continental Stock Transfer & Trust Company, Attn: Corporate Actions, 1 State Street 30th Floor, New York, NY 10004 Telephone:800-509-5586

If delivering by hand, express mail, courier
or any other expedited service:

Continental Stock Transfer & Trust Company,

Attn: Corporate Actions,

1 State Street 30th Floor, New York, NY 10004

Telephone: 800-509-5586

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE EXCHANGE AGENT.

THE OFFER AND THE WITHDRAWAL RIGHTS WILL EXPIRE AT ONE MINUTE AFTER 11:59 P.M., EASTERN TIME, ON [   ], 2026, UNLESS EXTENDED OR TERMINATED. SHARES
TENDERED PURSUANT TO THE OFFER MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE
EXPIRATION OF THE OFFER.

DESCRIPTION OF SHARES TENDERED
Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank, exactly as name(s) appear(s) on security position listing)	Number and Class of Shares Tendered (Attach additional signed list if necessary. See Instruction 4)
Total Number of Shares Tendered (book entry shares and Direct Registration Shares) (2)
Total Shares

THE INSTRUCTIONS SET FORTH IN THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY AND IN THEIR ENTIRETY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

The offer (described below) is not being made to (nor will tender of shares be accepted from or on behalf of) stockholders in any jurisdiction where it would be illegal to do so.

Ladies and Gentlemen:

Enzon Pharmaceuticals, Inc., a Delaware corporation (the “Offeror”) is offering, upon the terms and subject to the conditions set forth in the Prospectus/Consent Solicitation/Offer to Exchange (as defined below) and in this letter of transmittal, to exchange for each outstanding share of Series C Non-Convertible Redeemable Preferred Stock, $0.01 par value per share (the “Series C Preferred Stock”) validly tendered and not validly withdrawn in the offer: a number of shares of the Offeror’s common stock, $0.01 par value per share (the “Common Stock”) equal to (i) the aggregate liquidation preference of each share of Series C Preferred Stock, divided by (ii) $7.83 after giving effect to the Reverse Stock Split (as defined in the Prospectus/Consent Solicitation/Offer to Exchange, dated January 28, 2026 (the “Prospectus/Consent Solicitation/Offer to Exchange”)) (the “Exchange Ratio,” and such offer, on the terms and subject to the conditions and procedures set forth in the Prospectus/Consent Solicitation/Offer to Exchange and the Letter of Transmittal, together with any amendments or supplements thereto, the “Offer”).

The Offer is being made to all holders of Series C Preferred Stock. The Series C Preferred Stock is governed by the Certificate of Designation, dated September 21, 2020. The Series C Preferred Stock is not listed on a securities exchange nor traded in an over-the-counter market. As of January [   ], 2026, a total of 40,000 shares of Series C Preferred Stock were outstanding.

The Offeror has filed with the Securities and Exchange Commission a Registration Statement on Form S-4, dated January 28, 2026 (the “Registration Statement”), relating to (i) the issuance of Common Stock in connection with the proposed merger (the “Merger”) of the Company and Viskase Companies, Inc. (“Viskase”), and (ii) the offer to exchange shares of Common Stock to holders of shares of Series C Preferred Stock validly tendered and not validly withdrawn in the Offer.

The Offer is conditioned upon the satisfaction or waiver of all of the conditions to the consummation of the Merger set forth in the Agreement and Plan of Merger, dated June 20, 2025 by and among the Offeror, EPSC Acquisition Corp. (“EPSC”) and Viskase (the “Original Merger Agreement”),  as amended by the First Amendment to the Agreement and Plan of Merger, dated October 24, 2025, by and among the Offeror, EPSC and Viskase (the “First Amendment to the Merger Agreement,” and, as amended, the “Merger Agreement”), including, without limitation, the effectiveness of the Registration Statement and the receipt by the Offeror of the requisite written consent of its stockholders approving the Merger and the other transactions contemplated by the Merger Agreement. The Offeror intends to complete the Offer substantially concurrently with the consummation of the Merger.

Shares of Series C Preferred Stock not exchanged for shares of Common Stock pursuant to the Offer will remain outstanding subject to their current terms. We reserve the right to redeem any of the shares of Series C Preferred Stock, as applicable, pursuant to their terms at any time, including prior to the completion of the Offer.

This letter of transmittal is to be used for tendering shares of Series C Preferred Stock to the Offeror pursuant to the Offer. Holders of Series C Preferred Stock may use this letter of transmittal to tender shares of Series C Preferred Stock held in electronic book-entry form, except that return of this letter of transmittal to the Exchange Agent is not required if a message is transmitted by The Depositary Trust Company (“DTC”) to, and is received by, Continental Stock Transfer & Trust (the “Exchange Agent”), forming a part of a book-entry confirmation, which states that DTC has received an express acknowledgement from the DTC participant tendering the shares that are the subject of such transmittal and that the Offeror may enforce this agreement against such participant (an “Agent’s Message”). In each case, tendering Offeror stockholders should follow the other instructions set forth in this letter of transmittal and in the Prospectus/Consent Solicitation/Offer to Exchange, including the section of the Prospectus/Consent Solicitation/Offer to Exchange entitled “Series C Exchange Offer—Procedures for Tendering Shares of Enzon Series C Preferred Stock.”

The Offer is scheduled to expire one minute after 11:59 p.m., Eastern Time, at the end of [__], 2026, unless extended or terminated. “Expiration of the Offer” means one minute after 11:59 p.m., Eastern Time, at the end of [__], 2026, unless and until the Offeror has extended the period during which the Offer is open, subject to the terms and conditions of the Merger Agreement, in which event the term “Expiration of the Offer” means the latest time and date at which the Offer, as so extended by the Offeror, will expire. Stockholders whose certificates for shares are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent or complete the procedures for book-entry transfer prior to the Expiration Time may tender their shares by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth the section of the Prospectus/Consent Solicitation/Offer to Exchange entitled “Series C Exchange Offer—Procedures for Tendering Shares of Enzon Series C Preferred Stock.”

By signing and returning this letter of transmittal, or through delivery of an Agent’s Message, the undersigned elects to tender his, her or its shares of Series C Preferred Stock pursuant to the foregoing and agrees to the terms set forth herein.

Each holder of Series C Preferred Stock whose shares of Series C Preferred Stock are exchanged pursuant to the Offer will receive that number of shares of Common Stock calculated pursuant to the Exchange Ratio.

Upon the terms and subject to the conditions of the Offer (and, if the Offer is extended, amended, supplemented or earlier terminated, the terms or the conditions of any such extension, amendment, supplement or termination), and subject to and effective upon acceptance for exchange of the shares of Series C Preferred Stock tendered herewith in accordance with the terms of the Offer, the undersigned hereby (i) sells, assigns and transfers to or upon the order of the Offeror all right, title and interest in and to any and all of the shares of Series C Preferred Stock that are being tendered hereby (and any and all dividends, distributions, rights, other shares of Series C Preferred Stock or other securities issued or issuable in respect thereof on or after the date hereof (or on or after the date of the applicable Agent’s Message) (collectively, “Distributions”)) and (ii) irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned with respect to such shares of Series C Preferred Stock (and any and all Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (1) transfer ownership of such shares of Series C Preferred Stock (and any and all Distributions) on the account books maintained by DTC, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Offeror, (2) present such shares of Series C Preferred Stock (and any and all Distributions) for transfer on the books of the Offeror and (3) receive all benefits and otherwise exercise all rights of beneficial ownership of such shares of Series C Preferred Stock (and any and all Distributions), all in accordance with the terms of the Offer.

For clarity, unless and until the Offeror has accepted the shares of Series C Preferred Stock for exchange in the Offer, the foregoing sale, assignment, transfer and appointment shall have no effect and shall be deemed not to have any effect.

Subject to the following provisions of this paragraph, the undersigned hereby irrevocably appoints the designees of the Offeror as the undersigned’s agents, attorneys-in-fact and proxies, each with full power of substitution, to exercise to the full extent the rights of the undersigned with respect to all of the shares of Series C Preferred Stock tendered hereby (and any and all Distributions) that have been accepted for exchange by the Offeror. All such powers of attorney and proxies shall be considered irrevocable and coupled with an interest in the tendered shares of Series C Preferred Stock (and any and all Distributions); provided that such appointment will be effective when, and only to the extent that, the Offeror accepts such shares of Series C Preferred Stock for exchange and deposits with the Exchange Agent the transaction consideration for such shares of Series C Preferred Stock. Such acceptance for exchange will, without further action, revoke any prior powers of attorney and proxies given by the undersigned at any time with respect to such shares of Series C Preferred Stock (and any and all Distributions), and no subsequent powers of attorney, proxies, consents or revocations may be given or executed by the undersigned with respect to such tendered shares of Series C Preferred Stock (and, if given or executed, will not be deemed effective). The designees of the Offeror will, with respect to such shares of Series C Preferred Stock (and any and all Distributions) for which the appointment is effective, be empowered to exercise all voting, consent and other rights of such stockholder with respect to such stockholder’s shares of Series C Preferred Stock as they in their discretion may deem proper at any annual or special meeting of Offeror stockholders or any adjournment or postponement thereof, by written consent in lieu of any such meeting or otherwise. The Offeror reserves the right to require that, in order for such shares of Series C Preferred Stock to be deemed validly tendered, immediately upon the Offeror’s acceptance of such shares of Series C Preferred Stock for exchange, the Offeror must be able to exercise full voting, consent and other rights with respect to such shares of Series C Preferred Stock (and any and all Distributions). For clarity, unless and until the Offeror has accepted the shares of Series C Preferred Stock for exchange in the Offer, the foregoing appointment and provisions of this paragraph shall have no effect and shall be deemed not to have any effect.

The undersigned hereby represents and warrants that (1) the undersigned owns the tendered shares of Series C Preferred Stock (and any and all other shares of Series C Preferred Stock or other securities issued or issuable in respect of such shares of Series C Preferred Stock); (2) the undersigned has the full power and authority to tender, sell, assign and transfer the tendered shares of Series C Preferred Stock (and any and all Distributions); and (3) when the same are accepted for exchange by the Offeror, the Offeror will acquire good and unencumbered title to the same number of shares of Series C Preferred Stock as are tendered hereby, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims and such shares of Series C Preferred Stock (and any and all Distributions) will not be transferred to the Offeror in violation of any contractual or other restriction on the transfer thereof. The undersigned, upon request, will execute and deliver all additional documents deemed by the Exchange Agent or the Offeror to be necessary or desirable to complete the sale, assignment and transfer of the shares of Series C Preferred Stock tendered hereby (and any and all Distributions). In addition, the undersigned will remit and transfer promptly to the Exchange Agent for the account of the Offeror all Distributions in respect of the shares of Series C Preferred Stock tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, the Offeror will be entitled to all rights and privileges as the owner of each such Distribution and may withhold the entire consideration payable in the Offer in respect of the shares of Series C Preferred Stock tendered hereby or deduct from such consideration the amount or value of such Distribution as determined by the Offeror in its sole discretion.

All authority herein conferred or agreed to be conferred will survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder will be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors and assigns of the undersigned. Except as stated in the Prospectus/Consent Solicitation/Offer to Exchange, this tender is irrevocable.

The undersigned understands that the acceptance for exchange by the Offeror of shares of Series C Preferred Stock will constitute a binding agreement between the undersigned and the Offeror upon the terms of and subject to the conditions to the Offer (and, if the Offer is extended, amended, supplemented or earlier terminated, the terms or the conditions of any such extension, amendment, supplement or termination). The undersigned recognizes that, under the circumstances set forth in the Prospectus/Consent Solicitation/Offer to Exchange, the Offeror may not be required to accept for exchange any of the shares of Series C Preferred Stock tendered hereby.

The undersigned understands that the delivery and surrender of shares of Series C Preferred Stock that the undersigned has tendered are not effective, and the risk of loss of such shares of Series C Preferred Stock does not pass to the Exchange Agent, unless and until the Exchange Agent receives this letter of transmittal, properly completed and duly executed, or an Agent’s Message, together with all accompanying evidences of authority in form satisfactory to the Offeror and any other required documents. THE UNDERSIGNED UNDERSTANDS THAT THE OFFEROR’S INTERPRETATION OF THE TERMS AND CONDITIONS OF THE OFFER (INCLUDING THIS LETTER OF TRANSMITTAL AND THE INSTRUCTIONS HERETO) WILL BE FINAL AND BINDING TO THE FULLEST EXTENT PERMITTED BY LAW. ALL QUESTIONS AS TO THE FORM OF DOCUMENTS AND THE VALIDITY, FORM, ELIGIBILITY (INCLUDING TIME OF RECEIPT) AND ACCEPTANCE FOR EXCHANGE OF ANY SHARES OF SERIES C PREFERRED STOCK WILL BE DETERMINED BY THE OFFEROR IN ITS DISCRETION, WHICH DETERMINATION WILL BE FINAL AND BINDING TO THE FULLEST EXTENT PERMITTED BY LAW. The undersigned also understands that no tender of shares of Series C Preferred Stock will be deemed validly made until all defects and irregularities with respect thereto have been cured or waived. In addition, the undersigned understands that none of the Offeror, Viskase, or any of their respective affiliates or assigns, the Exchange Agent or the information agent identified on the back page of this letter of transmittal or any other person is or will be under any duty to give notification of any defects or irregularities in tenders or will incur any liability for failure to give any such notification.

Unless otherwise indicated under “Special Issuance or Payment Instructions,” the undersigned hereby requests that the shares of Series C Preferred Stock and the return of any shares of Series C Preferred Stock not tendered or not accepted for exchange, be in the name(s) of the undersigned and by credit to the applicable account at DTC. The undersigned recognizes that the Offeror has no obligation, pursuant to the “Special Issuance or Payment Instructions,” to transfer any shares of Series C Preferred Stock from the name of the registered holder(s) thereof if the Offeror does not accept for exchange such shares of Series C Preferred Stock so tendered.

Similarly, unless otherwise indicated under “Special Delivery Instructions,” the undersigned hereby requests that the certificates for shares of Series C Preferred Stock (or, at the Offeror’s election, evidence of book-entry of Series C Preferred Stock) be delivered to the undersigned at the address(es) of the registered holder(s). In the event that the boxes titled “Special Issuance or Payment Instructions” and “Special Delivery Instructions” are both completed, the undersigned hereby requests that the certificates for shares of Common Stock (or, at the Offeror’s election, evidence of book-entry of Common Stock) be issued in the name(s) of and delivered to the person(s) so indicated.

SPECIAL ISSUANCE OR PAYMENT INSTRUCTIONS (See Instructions 1, 5, 6 and 7)

To be completed ONLY if the shares of Common Stock are to be issued in the name of someone other than the registered holder(s) listed above in the box titled “Description of Shares Tendered.”

Issue as follows:

Name

(Please Print)

Address

(Include Zip Code)

Area Code and

Telephone No.

Taxpayer Identification or

Social Security No.

(Also complete the enclosed IRS Form W-9 or an appropriate IRS Form W-8, as applicable)

SPECIAL DELIVERY INSTRUCTIONS (See Instructions 1, 5 and 7)

To be completed ONLY if the shares of Common Stock are to be sent to an address other than the address(es) of the registered holder(s) listed above in the box titled “Description of Shares Tendered.”

Mail as follows:

Name

(Please Print)

Address

(Include Zip Code)

Area Code and

Telephone No.

IMPORTANT

STOCKHOLDER: SIGN HERE

(Please complete and return the enclosed IRS Form W-9 or an appropriate IRS Form W-8, as applicable)

SIGN HERE:

Sign Here:
Signature(s) of Holder(s) of Shares
Sign Here:
Signature(s) of Holder(s) of Shares
Date

Name
(Please Print)
Capacity (full title)

Address
(Include Zip Code)
Area Code and Telephone No.
Tax Identification or Social Security No. (See enclosed IRS Form W-9)

(Must be signed by registered holder(s) exactly as name(s) appear(s) on a security position listing or by person(s) authorized to become registered holder(s) by documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

Guarantee of Signature(s)

(If Required—See Instructions 1 and 5)

Authorized Signature

Name:

Name of Firm

Address
(Include Zip Code)
Area Code and Telephone No.
Date

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

1. Guarantee of Signatures. No signature guarantee is required on this letter of transmittal (1) if this letter of transmittal is signed by the registered holder(s) (which term, for purposes of this document, includes any participant in DTC’s systems whose name(s) appear(s) on a security position listing as the owner(s) of the shares of Series C Preferred Stock) of shares of Series C Preferred Stock and such holder(s) have not completed either the box titled “Special Issuance or Payment Instructions” or the box titled “Special Delivery Instructions” on this letter of transmittal or (2) if shares of Series C Preferred Stock are tendered for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a member in the Security Transfer Agents Medallion Program or by any other “eligible guarantor institution,” as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (an “eligible institution”). In all other cases, all signatures on this letter of transmittal must be guaranteed by an eligible institution. See also Instruction 5.

2. Requirements of Tender. This letter of transmittal is to be completed and signed by Offeror stockholders, with any required signature guarantees, and returned to the Exchange Agent, together with a properly completed IRS Form W-9 or IRS Form W-8, as applicable, and any other documents required by this letter of transmittal or the Exchange Agent, except that this letter of transmittal does not need to be used if an Agent’s Message is utilized. An “Agent’s Message” is a message transmitted by DTC to, and received by, the Exchange Agent, forming a part of a book-entry confirmation, which states that DTC has received an express acknowledgment from the DTC participant tendering the shares that are the subject of such book-entry confirmation that such participant has received and agrees to be bound by the terms of this letter of transmittal and that the Offeror may enforce this agreement against such participant. For an Offeror stockholder to validly tender shares of Series C Preferred Stock pursuant to the offer, the Exchange Agent must receive prior to the Expiration of the Offer this letter of transmittal (or a manually signed facsimile thereof), properly completed and duly executed, together with any required signature guarantees or, in the case of a book-entry transfer, an Agent’s Message in the case of a book-entry transfer, and any other documents required by this letter of transmittal or the Exchange Agent, at one of the Exchange Agent’s addresses set forth on the back cover of this letter of transmittal. See also the section of the Prospectus/Consent Solicitation/Offer to Exchange entitled “Series C Exchange Offer—Procedures for Tendering Shares of Enzon Series C Preferred Stock.”

THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH DTC, IS AT THE OPTION AND THE RISK OF THE TENDERING OFFEROR STOCKHOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY. THE OFFEROR IS NOT PROVIDING FOR GUARANTEED DELIVERY PROCEDURES. ACCORDINGLY, OFFEROR STOCKHOLDERS MUST ALLOW SUFFICIENT TIME FOR THE NECESSARY TENDER PROCEDURES TO BE COMPLETED DURING NORMAL BUSINESS HOURS PRIOR TO THE EXPIRATION OF THE OFFER. PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL AND CONSENT, INCLUDING THE INSTRUCTIONS, CAREFULLY BEFORE COMPLETING THIS LETTER OF TRANSMITTAL.

The Offeror will not accept any alternative, conditional or contingent tenders, and no fractional shares of Series C Preferred Stock will be accepted for exchange. By executing this letter of transmittal (or a manual facsimile thereof) or transmitting an Agent’s Message, the tendering stockholder waives any right to receive any notice of the acceptance for exchange of the tendered shares of Series C Preferred Stock.

3. Guaranteed Delivery. Holders of Series C Preferred Stock desiring to tender shares pursuant to the Offer but whose shares of Series C Preferred Stock cannot otherwise be delivered with all other required documents to the Exchange Agent prior to the Expiration Date may nevertheless tender shares of Series C Preferred Stock, as long as all of the following conditions are satisfied:

(a) the tender must be made by or through an eligible institution (as described in Instruction 1);

(b) the Exchange Agent receives by hand, mail, overnight courier, facsimile or electronic mail transmission, at its address set forth in this letter of transmittal, prior to the Expiration Date, a properly completed and duly executed Notice of Guaranteed Delivery in the form provided by the Company to the undersigned with this letter of transmittal (with any required signature guarantees); and

(c) a confirmation of a book-entry transfer into the Exchange Agent’s account at DTC of all shares of Series C Preferred Stock delivered electronically, in each case together with a properly completed and duly executed letter of transmittal with any required signature guarantees (or, in the case of a book-entry transfer without delivery of a letter of transmittal, an Agent’s Message in accordance with ATOP), and any other documents required by this letter of transmittal, must be received by the Exchange Agent within two business days after the date the Exchange Agent receives such Notice of Guaranteed Delivery, all as provided in the Prospectus/Consent Solicitation/Offer to Exchange.

A holder of shares of Series C Preferred Stock may deliver the Notice of Guaranteed Delivery by facsimile transmission, e-mail or mail to the Exchange Agent.

Except as specifically permitted by the Prospectus/Consent Solicitation/Offer to Exchange, no alternative or contingent exchanges will be accepted.

4. Inadequate Space. If the space provided herein under “Description of Shares Tendered” is inadequate, the number of shares of Series C Preferred Stock tendered should be listed on a separate signed schedule and attached hereto.

5. Signatures; Stock Powers.

(a) Exact Signatures. If this letter of transmittal is signed by the registered holder(s) of the shares of Series C Preferred Stock tendered hereby, the signature(s) must correspond with the name(s) as written on the security position listing evidencing such shares of Series C Preferred Stock without any change whatsoever.

(b) Joint Holders. If any of the shares of Series C Preferred Stock tendered hereby are held of record by two or more persons, all such persons must sign this letter of transmittal.

(c) Different Names. If any of the shares of Series C Preferred Stock tendered hereby are registered in different names, it will be necessary to complete, sign and submit as many separate letters of transmittal as there are different registrations of such shares of Series C Preferred Stock.

(d) Stock Powers. If this letter of transmittal is signed by the registered holder(s) of the shares of Series C Preferred Stock tendered hereby, no separate stock powers are required unless the shares of Common Stock are to be issued to a person other than the registered holder(s). In all other cases, such stock powers are required, and signatures on any such stock powers must be guaranteed by an eligible institution as described under Instruction 1.

If this letter of transmittal or any stock power is executed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Offeror of such person so to act must be submitted.

6. Transfer Taxes. Except as otherwise provided in this Instruction 6, the Offeror or any successor entity thereto or designated affiliate thereof will pay any stock transfer tax with respect to the transfer of any shares of Series C Preferred Stock to it pursuant to the Offer (for the avoidance of doubt, transfer taxes do not include U.S. federal income or withholding taxes). If, however, the consideration is to be paid to, or if security position listing(s) evidencing shares of Series C Preferred Stock not tendered or not accepted for exchange are to be issued in the name of, any person other than the registered holder(s), or if tendered security position listing(s) evidencing shares of Series C Preferred Stock are registered in the name of any person other than the person(s) signing this letter of transmittal, the Offeror will not be responsible for any transfer or other similar taxes (whether imposed on the registered holder(s) or such other person or otherwise) payable on account of any such issuance or transfer to such other person and no consideration shall be paid or issued in respect of such shares of Series C Preferred Stock pursuant to the offer unless evidence satisfactory to Offeror that such taxes have been paid or are not required to be paid is submitted.

7. Special Issuance or Payment and Delivery Instructions. If the certificates for shares of Common Stock (or, at Offeror’s election, evidence of book-entry of Common Stock) and any certificates for the shares of Series C Preferred Stock not tendered or not accepted for exchange (and any accompanying documents, as appropriate) are to be issued in the name of and/or delivered to a person other than the registered holder(s) listed above in the box titled “Description of Shares Tendered” or delivered to the registered holder(s) listed above in the box titled “Description of Shares Tendered” at an address other than that listed above in the box titled “Description of Shares Tendered,” the appropriate boxes on this letter of transmittal should be completed and the signature will need to be guaranteed as described under Instruction 1.

8. Tax Withholding. In order to avoid backup withholding, each Offeror stockholder that is a United States person within the meaning of the Internal Revenue Code of 1986, as amended (a “United States person”), and, if applicable, each other payee that is a United States person, must provide the Exchange Agent with such stockholder’s or payee’s correct taxpayer identification number (“TIN”) and certify that such stockholder or payee is not subject to backup withholding by completing the enclosed IRS Form W-9 or otherwise establish a basis for exemption from backup withholding. If the Exchange Agent is not provided with such stockholder’s or payee’s correct TIN or an adequate basis for exemption from backup withholding before payment is made, payments of cash made to such stockholder or payee may be subject to backup withholding at the applicable rate and such stockholder or payee may be subject to a penalty imposed by the Internal Revenue Service (the “IRS”). See the enclosed IRS Form W-9 and the instructions thereto for additional information.

Certain stockholders or payees (including, among others, corporations and certain foreign persons) are not subject to backup withholding. An Offeror stockholder or other payee that is not a United States person may qualify as an exempt recipient for purposes of United States federal backup withholding by providing the Exchange Agent with a properly completed IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, or other appropriate IRS Form W-8, signed under penalties of perjury, attesting to such stockholder’s foreign status or by otherwise establishing an exemption. An appropriate IRS Form W-8 may be obtained from the Exchange Agent or the IRS website (www.irs.gov). Failure to complete IRS Form W-9 or the appropriate IRS Form W-8 will not, by itself, cause shares of Series C Preferred Stock to be deemed invalidly tendered, but may require the Exchange Agent to withhold from the cash amounts paid pursuant to the offer. Backup withholding is not an additional tax. Rather, the U.S. federal income tax liability, if any, of a person subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in the overpayment of taxes, a payee may claim a refund or credit by timely submitting the required information to the IRS. Tax matters can be complicated, and the tax consequences of the Offer to a particular stockholder will depend on such stockholder’s particular facts and circumstances. Offeror stockholders should consult their own tax advisors to determine the specific consequences to them of tendering their shares of Series C Preferred Stock pursuant to the offer.

FAILURE TO COMPLETE AND RETURN THE ENCLOSED IRS FORM W-9 OR THE APPROPRIATE IRS FORM W-8 MAY RESULT IN BACKUP WITHHOLDING FROM THE CASH AMOUNTS PAID PURSUANT TO THE OFFER.

IRS CIRCULAR 230 DISCLOSURE

TO ENSURE COMPLIANCE WITH REQUIREMENTS IMPOSED BY THE IRS, WE INFORM YOU THAT ANY UNITED STATES TAX ADVICE CONTAINED IN THIS LETTER OF TRANSMITTAL (INCLUDING ANY ATTACHMENTS) IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR THE PURPOSE OF (I) AVOIDING PENALTIES UNDER THE INTERNAL REVENUE CODE OR (II) PROMOTING, MARKETING OR RECOMMENDING TO ANOTHER PARTY ANY MATTERS ADDRESSED HEREIN.

9. Requests for Additional Copies. Questions and requests for assistance or additional copies of the Prospectus/Consent Solicitation/Offer to Exchange and this letter of transmittal should be directed to the information agent at its address and telephone number set forth on the back page of this letter of transmittal. Stockholders may also contact their brokers, dealers, commercial banks, trust companies or other nominees for assistance concerning the offer.

10. Waiver of Conditions. The Offeror reserves the absolute right to waive any condition of the Offer to the extent permitted by applicable law except as specified in the Prospectus/Consent Solicitation/Offer to Exchange.

11. Irregularities. All questions as to form, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of shares of Series C Preferred Stock and any notice of withdrawal will be determined by the Offeror in its sole discretion, which determinations shall be final and binding to the fullest extent permitted by law. The Offeror reserves the absolute right to reject any or all tenders of shares of Series C Preferred Stock it determines not to be in proper form or the acceptance of or exchange for which may, in the opinion of Offeror’s counsel, be unlawful. The Offeror also reserves the absolute right to waive any defect or irregularity in the tender of any shares of Series C Preferred Stock of any particular stockholder, whether or not similar defects or irregularities are waived in the case of other stockholders. No tender of shares of Series C Preferred Stock will be deemed to be properly made until all defects and irregularities with respect thereto have been cured or waived. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Offeror shall determine. None of the Offeror, Viskase, their respective affiliates and associates, the Exchange Agent, the information agent or any other person is or will be obligated to give notice of any defects or irregularities in tenders of shares of Series C Preferred Stock, or to waive any such defect or irregularity, and none of them will incur any liability for failure to give any such notice or waiver. The Offeror’s interpretation of the terms and conditions of the offer, including this letter of transmittal, will be final and binding to the fullest extent permitted by law.

IMPORTANT: THIS LETTER OF TRANSMITTAL, TOGETHER WITH ANY SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT’S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION OF THE OFFER OR SHARES MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE PRIOR TO THE EXPIRATION OF THE OFFER.

Facsimiles of this letter of transmittal, properly completed and duly signed, will be accepted. In such case, a copy of this letter of transmittal and any other required documents should be sent or delivered by each stockholder or such stockholder’s broker, dealer, commercial bank, trust company or other nominee to the Exchange Agent at one of its addresses set forth herein.

If the Offeror becomes aware of any jurisdiction in which the making of the Offer or the tender of shares of Series C Preferred Stock in connection therewith would not be in compliance with applicable law, the Offeror will make a good faith effort to comply with any such law. If, after such good faith effort, the Offeror cannot comply with any such law, the Offer will not be made to (nor will tenders be accepted from or on behalf of) the holders of shares of Series C Preferred Stock in such jurisdiction. In any jurisdiction where the securities, blue sky or other laws require the Offer to be made by a licensed broker or dealer, the Offer shall be deemed to be made on behalf of the Offeror by one or more registered brokers or dealers licensed under the laws of such jurisdiction.

The Depositary & Exchange Agent for the offer is:

If delivering by mail: Continental Stock Transfer & Trust Company, Attn: Corporate Actions, 1 State Street 30th Floor, New York, NY 10004 Telephone: 800-509-5586

If delivering by hand, express mail, courier
or any other expedited service:
Continental Stock Transfer & Trust Company,
Attn: Corporate Actions,
1 State Street 30th Floor, New York, NY 10004
Telephone: 800-509-5586

Questions or requests for assistance may be directed to the information agent at its address and telephone number set forth below. Requests for additional copies of the Prospectus/Consent Solicitation/Offer to Exchange and this letter of transmittal may be directed to the information agent at the address and telephone number set forth below. Stockholders may also contact their broker, dealer, commercial bank or trust company for assistance concerning the offer.

The information agent for the offer is:

HKL & Co., LLC

3 Columbus Circle, 15th Floor

New York, NY 10019

Banks and Brokerage Firms Please Call Collect: +1 (212) 468-5380

All Others Call Toll-Free: +1 (800) 326-5997

Email: enzn@hklco.com